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                                                                  Exhibit 10(dd)



                           AMENDMENT NO.2 AND CONSENT

                                       TO

                     AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT NO.2 AND CONSENT, dated as of November 23, 1999 (this "AMENDMENT AND CONSENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 27, 1998, as heretofore amended (the "CREDIT AGREEMENT"), among THE ELDER-BEERMAN STORES CORP. (the "BORROWER"), the financial institutions listed on the signature pages thereto as lenders (the "LENDERS"), CITIBANK, N.A. as issuing bank (the "ISSUER"), and CITICORP USA, INC., as swing bank (in that capacity, the "SWING BANK") and as agent for the Lenders, the Issuer and the Swing Bank (in that capacity, the "AGENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and consent to a waiver of compliance with Sections 7.4 and 7.5 hereof as provided below; and

         WHEREAS, the Majority Lenders have agreed to such amendment and consent on the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment and Consent shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. As of the Effective Date, the Credit Agreement shall be amended as follows:

         (a) By amending Section 1.1 thereof by inserting the following definitions in the proper alphabetical order:

         "BEE-GEE ASSET SALE" has the meaning specified in Section 7.4(c).

         "BEE-GEE STOCK SALE" has the meaning specified in Section 7.4(c).


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         (b) By amending Section 2.4(b) thereof by adding the following proviso at the end thereof: "; PROVIDED, HOWEVER, that no such reduction in the then current Commitment shall be required in connection with a Bee-Gee Asset Sale or a Bee-Gee Stock Sale".

         (c) By amending Section 4.1 thereof by deleting such Section 4.1 in its entirety and replacing it with the following:

               "4.1. EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
          (b) is duly qualified in each foreign jurisdiction in which it conducts business, except for failures to so qualify which in the aggregate have no Material Adverse Effect; (c) has all requisite corporate or limited liability company power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (d) is in compliance with its charter and by-laws or other comparable governing documents;
          (e) is in compliance with all other applicable Requirements of Law except for such non-compliances as in the aggregate have no Material Adverse Effect; and (f) has all necessary Licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Government Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for Licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate have no Material Adverse Effect."

         (d) By amending Section 4.2 thereof by deleting Section 4.2(a)(i) and
(ii) in its entirety and replacing it with the following:

               "(i) are within such Loan Party's corporate or limited liability company powers;

               (ii) have been duly authorized by all necessary corporate or limited liability company action, including, without limitation, the consent of shareholders or members, as the case may be, where required;"


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         (e) By amending Section 6.5 thereof by deleting such Section 6.5 in its entirety and replacing it with the following:

               "6.5 PRESERVATION OF EXISTENCE, ETC. The Borrower shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate or limited liability company existence, rights (charter and statutory) and franchises, except as permitted under
          Section 7.4; PROVIDED, HOWEVER, that neither the Borrower nor any Subsidiary shall be prohibited from withdrawing it qualification to do business in any jurisdiction from which it no longer is conducting its business."

         (f) By amending Section 7.4 thereof by deleting the "and" at the end of clause (v) of Section 7.4(c) and inserting a comma in lieu thereof and by inserting the following at the end of the first sentence of Section 7.4(c): "and
(vii) the sale of all or substantially all of the assets and/or liabilities of Bee-Gee (a "BEE-GEE ASSET SALE") or the sale of all of the stock and Stock Equivalents of Bee-Gee (a "BEE-GEE STOCK SALE")".

         SECTION 3. LENDER CONSENT.

         (a) The Majority Lenders consent to the Borrower's non-compliance with Sections 7.4 and 7.5 of the Credit Agreement to the extent necessary to enable the Borrower (i) to form (but not transfer any significant assets to unless the relevant conditions set forth in Section 3(b) below are satisfied) two limited liability companies (each a "NEW SUBSIDIARY") that will be either wholly owned by the Borrower or jointly owned by the Borrower and one of more Subsidiary Guarantors and (ii) subject to the satisfaction of the conditions set forth in
Section 3(b) below, to transfer to one of the New Subsidiaries all of the Borrower's operations located in Indiana, including all operational items relative to the Borrower's stores located in Indiana (such as assets, employees and leases and other contractual agreements) and to the other New Subsidiary all of the Borrower's employees other than those employed in the Borrower's Michigan or Indiana locations.

         (b) The consent in Section 3(a)(ii) above shall be effective as to each New Subsidiary only upon the execution and delivery to the Agent of each of the instruments and other documents set forth below in form and substance satisfactory to the Agent:

               (i) an amendment to the Amended and Restated Security Agreement, duly executed by such New Subsidiary substantially in the form of the Amendment Agreement attached hereto as Exhibit A, whereby INTER ALIA such New Subsidiary agrees to be a party to, become bound by the provisions of and grant Liens in favor of the Agent for the benefit of the Secured Parties pursuant to the Amended and Restated Security Agreement;

               (ii) a guaranty substantially in the form of the Subsidiary Guaranty, duly executed by such New Subsidiary;


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               (iii) all UCC-l financing statements necessary to perfect the
          Liens granted by such New Subsidiarv in favor of the Agent for the benefit of the Secured Parties, each duly executed by such New Subsidiary and duly recorded in all the recording offices that the Agent deems necessary to perfect such Liens;

               (iv) a certificate of such New Subsidiary dated the date such New Subsidiary is organized and signed by a duly authorized Responsible Officer of such New Subsidiary, certifying as to (x) true copies of governing documents of such New Subsidiary in effect as of such date,
          (y) true copies of all limited liability company action taken by such New Subsidiary authorizing the instruments and other documents that it is required to execute pursuant to this Section 3(b), authorizing the incurrence of the obligations and the granting of the Liens in the Collateral owned by it securing payment and performance of the Obligations and stating that the same have been properly adopted and have not been modified or amended and (z) the names, true signatures and incumbency of the Responsible Officers of such New Subsidiary authorized to execute the other instruments and other documents required to be executed by such New Subsidiary pursuant to this
          Section 3(b);

               (v) a Certificate of Good standing for such New Subsidiary duly issued by the Secretary of State of each state in which such New Subsidiary does business; and

               (vi) written opinions of counsel to such New Subsidiary to the same effect as those delivered pursuant to 3.1 of the Credit Agreement.

         (c) The Majority Lenders hereby consent to the amendment to the Amended and Restated Security Agreement substantially in the form of the Amendment Agreement attached hereto as EXHIBIT A.

         SECTION 4. GUARANTOR CONSENT. Each Guarantor hereby consents to the terms and conditions of this Amendment and Consent and confirms that its Guaranty remains in full force and effect and continues to secure the Obligations pursuant to the terms thereof as amended hereby. Each Pledgor and Grantor (as such terms are defined in the Loan Documents) hereby consents to the terms of this Amendment and Consent and confirms that the security interests and liens granted pursuant to the Loan Documents to which it is a party continue to secure the Obligations pursuant to the terms thereof as amended hereby and that such security interests and liens and Loan Documents remain in full force and effect.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment and Consent has been duly authorized by all requisite


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corporate action on the part of the Borrower and other Loan Parties and will not violate the certificates of incorporation, certificates of formation, by-laws or operating agreements of the Borrower and other Loan Parties; (ii) this Amendment and Consent is the legal, valid, binding and enforceable obligation of the Borrower, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement as amended by this Amendment and Consent; and (iv) no Default or Event of Default under the Credit Agreement has occurred and is continuing.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment and Consent shall become effective (the ""Effective Date"") when, and only when, the Agent shall have received counterparts hereof which when taken together shall have been signed by the Borrower, the Guarantors and the Majority Lenders (whether on the same or different counterparts).

         SECTION 7. EFFECT ON THE LOAN DOCUMENTS.

         (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor shall it constitute a waiver of any provision of any of the Loan Documents, including, without limitation, a waiver of any rights of any Lender arising out of, or relating to, any Default or Event of Default that has occurred and is continuing.

         SECTION 8. COUNTERPARTS.

         This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 9. GOVERNING LAW.

         THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment and Consent as of the date first above written.


                                     BORROWER:

                                     THE ELDER-BEERMAN STORES CORP.


                                     By:  /s/ Steven D. Lipton
                                        --------------------------------
                                        Name:   Steven D. Lipton
                                        Title:  Senior Vice President-Controller


                                     GUARANTORS:

                                     THE BEE-GEE SHOE CORP.


                                     By: /s/ Steven D. Lipton
                                        --------------------------------
                                        Name:  Steven D. Lipton
                                        Title: Senior V.P.-Controller


                                     THE EL-BEE CHARGIT CORP.


                                     By: /s/ Steven D. Lipton
                                        --------------------------------
                                        Name:  Steven D. Lipton
                                        Title: Senior V.P.-Controller


                                     ELDER-BEERMAN WEST VIRGINIA, INC.


                                     By: /s/ Steven D. Lipton
                                        --------------------------------
                                        Name:  Steven D. Lipton
                                        Title: Vice President-Controller


                                     AGENT:

                                     CITICORP USA, INC.


                                     By: /s/ Claudia Slacik
                                        --------------------------------
                                        Name:  Claudia Slacik
                                        Title: Vice President



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                                       ISSUER:

                                       CITIBANK, N.A.


                                       By: /s/ Claudia Slacik
                                          --------------------------------
                                          Name:  Claudia Slacik
                                          Title: Vice President


                                       LENDERS:


                                       By: /s/ Claudia Slacik
                                          --------------------------------
                                          Name:  Claudia Slacik
                                          Title: Vice President


                                       BANK OF AMERICA, N.A.


                                       By: /s/ Jonasis Smith
                                          --------------------------------
                                          Name:  Jonasis Smith
                                          Title: Vice President

                                       BANK ONE, NA


                                       By: /s/ Michael R. Zaksheske
                                          --------------------------------
                                          Name:  Michael R. Zaksheske
                                          Title: Vice President


                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                       By: /s/ John R. Morrison
                                          --------------------------------
                                          Name:  John R. Morrison
                                          Title: Vice President


                                       By: /s/ Anthony C. Caraballo
                                          --------------------------------
                                          Name:  Anthony C. Caraballo
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:            N/A
                                          --------------------------------
                                          Name:
                                          Title:





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                                       FLEET NATIONAL BANK


                                       By: /s/ Kevin J. Chamberlain
                                          --------------------------------
                                          Name:  Kevin J. Chamberlain
                                          Title: V.P.



                                       NATIONAL CITY COMMERCIAL FINANCE, INC.


                                       By:  /s/ Greg A. Godec
                                          --------------------------------
                                          Name: Greg A. Godec
                                          Title: Vice President




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